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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to Section 240.14a-12

                    meVC DRAPER FISHER JURVETSON FUND I, INC.
                               (d/b/a MVC CAPITAL)

          -------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

          -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
        -----------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
        -----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        -----------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
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    (5) Total fee paid:
        -----------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid
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    (2) Form, Schedule or Registration Statement No.:
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    (3) Filing Party:
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    (4) Date Filed:
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[GRAPHIC]                                                       [GRAPHIC]

NO INTERNET OR PROXYEDGE                                        NO TELEPHONE
VOTING                                                          VOTING





                        IMPORTANT NOTICE FROM MVC CAPITAL

                                  TIME IS SHORT

                       PLEASE VOTE YOUR WHITE PROXY TODAY

Dear Fellow Stockholders of MVC Capital.:

The Annual Meeting of stockholders of our Fund is fast approaching and, whether or not you plan to attend the meeting in person, we urge you to mail the enclosed WHITE proxy card as soon as possible.

                 YOUR WHITE PROXY CARD SHOULD BE MAILED PROMPTLY

Because the Annual Meeting is being contested by a dissident group, there is:

        o   No Telephone Voting
        o   No Internet Voting
        o   No ProxyEdge Voting

Regardless of the number of shares you own, please take a moment to sign, date and return the enclosed WHITE proxy. Remember, if you have already voted and wish to change your vote, you have every legal right to do so by returning the enclosed WHITE proxy. Only your latest dated proxy will count in the final tally at the Annual Meeting.

We want our message to reach all stockholders. If you have any questions or need assistance, please call our proxy solicitor, MacKenzie Partners, Inc., toll free at 800-322-2885 or collect at 212-929-5500. Thank you for your prompt attention to this matter.

Thank you for your support,

MVC Capital